UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2017

WESTERN ASSET

INTERMEDIATE-TERM

MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate-Term Municipals Fund for the twelve-month reporting period ended March 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 28, 2017

II	Western Asset Intermediate-Term Municipals Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended March 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2017 GDP growth — released after the reporting period ended — was 0.7%. The deceleration in growth reflected downturns in personal consumption expenditures, private inventory investment and state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on March 31, 2017, the unemployment rate was 4.5%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In March 2017, 23.3% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 28, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Intermediate-Term Municipals Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Intermediate-Term Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities.” Municipal securities include debt obligations issued by any of the fifty states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the income from which is exempt from regular federal income tax. The interest on municipal securities is exempt from regular federal income tax but may be subject to the federal alternative minimum tax (“AMT”). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, the Fund normally maintains an average effective portfolio maturity of between three and ten years. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determined to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds, commonly referred to as “high yield” or “junk” bonds. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated a modest gain over the twelve-month reporting period ended March 31, 2017. The spread sectors (non-Treasuries) generally rallied from April through September 2016, as concerns over global growth moderated, energy prices stabilized and the Federal

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	1

Fund overview (cont’d)

Reserve Board’s (the “Fed”)ii monetary policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy, implications of the U.K.’s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak results from October through the end of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from Donald Trump’s administration. In addition, for the first time in a year the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected. However, the spread sectors then regained their footing over the last three months of the period, as Treasury yields generally edged lower, even though the Fed again raised rates in March 2017.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.73% and ended the period at 1.27%. Their peak of 1.40% occurred on both March 13 and March 14, 2017, and they were as low as 0.56% on July 5, 2016. The yields for the ten-year Treasury were 1.78% at the beginning of the period and ended the period at 2.40%. Their peak of 2.62% was on March 13, 2017, and their low of 1.37% occurred on both July 5 and July 8, 2016.

The municipal bond market modestly underperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 0.15% and 0.44%, respectively. After posting positive returns over the first six months of the reporting period, the municipal bond market declined from September through November 2016. This turnaround occurred as yields moved higher, municipal supply increased and investor demand weakened. The municipal bond market then generally rallied over the last four months of the period as long-term yields stabilized and then edged lower, supply moderated and investor demand improved.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We continued to favor revenue bonds over general obligation debt. We increased our allocation to the Transportation sector and reduced our exposure to the Industrial Revenue sector. We remained focused on finding value in A-rated Revenue bonds and BBB-rated securities. Finally, post the U.S. presidential election we modestly increased the Fund’s duration. This was consistent with our view that relatively “safe haven” assets (U.S. Treasuries and municipals) were oversold and the prices of risky assets were vulnerable. In our view, the long end of the municipal market was attractive relative to Treasuries.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance.

Performance review

For the twelve months ended March 31, 2017, Class A shares of Western Asset

2	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Intermediate-Term Municipals Fund, excluding sales charges, returned -0.43%. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Indexv, returned 0.10% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned

-0.25% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate-Term Municipals Fund:
Class A	-2.22%	-0.43%
Class C	-2.50%	-0.99%
Class I	-2.15%	-0.28%
Bloomberg Barclays 1-15 Year Municipal Bond Index	-1.58%	0.10%
Lipper Intermediate Municipal Debt Funds Category Average[1]	-2.08%	-0.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2017 for Class A, Class C and Class I shares were 1.72%, 1.21% and 1.92%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 1.85%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2016, as amended February 28, 2017, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.74%, 1.32% and 0.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 219 funds for the six-month period and among the 216 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	3

Fund overview (cont’d)

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. In particular, overweights and security selection in the Industrial Revenue and Transportation sectors were beneficial, as was an overweight in the Health Care sector. Elsewhere, security selection in the Education and Water & Sewer sectors, coupled with an underweight to State General Obligation bonds, were additive to performance.

The Fund’s quality biases also contributed to results. Overweights to municipal securities rated A and BBB, along with underweights to municipal securities rated AAA and AA, were rewarded, as lower-rated securities outperformed their higher-rated counterparts over the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its security selection in the Leasing sector. Security selection in the Special Tax Obligation sector was also negative for results. This stemmed from a relatively small position in U.S. Virgin Islands’ debt backed by U.S. rum sales. These bonds were downgraded due to the U.S. Virgin Islands’ weak fiscal condition and structural budget imbalances. The rating agencies also changed their methodology in rating U.S. territory debt to reflect the risks associated with a Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) type legislation. This change in methodology could provide a legal framework to restructure any territory debt in the event of insolvency. The governor of the U.S. Virgin Islands recently crafted a five year plan and the senate enacted several tax increases and proposed spending cuts equal to 10% of its budget.

Thank you for your investment in Western Asset Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 18, 2017

4	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

RISKS: The Fund’s investments are subject to interest rate, inflation, reinvestment and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2017 and March 31, 2016 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

6	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2016 and held for the six months ended March 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.22%	$1,000.00	$977.80	0.75%	$3.70	Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78
Class C	-2.50	1,000.00	975.00	1.32	6.50	Class C	5.00	1,000.00	1,018.35	1.32	6.64
Class I	-2.15	1,000.00	978.50	0.60	2.96	Class I	5.00	1,000.00	1,021.94	0.60	3.02

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended March 31, 2017.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/17	-0.43%	-0.99%	-0.28%
Five Years Ended 3/31/17	2.36	1.78	2.49
Ten Years Ended 3/31/17	3.71	3.10	N/A
Inception* through 3/31/17	—	—	3.86

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/17	-2.64%	-0.99%	-0.28%
Five Years Ended 3/31/17	1.91	1.78	2.49
Ten Years Ended 3/31/17	3.47	3.10	N/A
Inception* through 3/31/17	—	—	3.86

Cumulative total returns
Without sales charges[1]
Class A (3/31/07 through 3/31/17)	43.94%
Class C (3/31/07 through 3/31/17)	35.68
Class I (Inception date of 9/28/07 through 3/31/17)	43.32

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are November 28, 1988, December 19, 2001 and September 28, 2007, respectively.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Western Asset Intermediate-Term Municipals Fund vs. Bloomberg Barclays 1-15 Year Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† — March 2007 - March 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Intermediate-Term Municipals Fund on March 31, 2007, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays 1-15 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Category Average. The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade, fixed-rate municipal bonds with maturities of 1-15 years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — March 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index
MBS	— Mortgage-Backed Securities
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — March 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index
MBS	— Mortgage-Backed Securities
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

12	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Schedule of investments

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.5%
Alabama — 0.2%
Jefferson County, AL, Sewer Revenue:
Warrants	5.000%	10/1/22	$2,000,000	$2,173,580
Warrants	5.000%	10/1/23	4,000,000	4,355,240
Total Alabama				6,528,820
Arizona — 0.5%
Navajo Nation, AZ, Revenue	5.000%	12/1/25	3,400,000	3,661,970	(a)
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Junior Lien	5.000%	7/1/27	4,000,000	4,713,360
Phoenix, AZ, IDA, Education Revenue, Great Hearts Academies	5.000%	7/1/36	1,600,000	1,696,272
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/32	3,565,000	4,125,668
Total Arizona				14,197,270
California — 15.5%
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien	5.000%	10/1/34	3,000,000	3,352,950
Second Subordinated Lien	5.000%	10/1/36	4,200,000	4,658,388
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/28	1,100,000	1,280,334
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/29	1,255,000	1,453,679
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/30	1,700,000	1,957,244
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/31	1,850,000	2,118,398
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.810%	5/1/23	37,000,000	37,171,680	(b)(c)
San Francisco Bay Area	2.010%	4/1/24	8,000,000	8,083,520	(b)(c)
California Health Facilities Financing Authority Revenue, Stanford Hospital	5.000%	11/15/25	27,465,000	30,882,745
California State Economic Recovery, GO	5.000%	7/1/20	35,000,000	38,026,100	(d)(e)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	8,190,000	8,764,856	(a)(f)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	3,665,000	3,679,220	(a)
California State Public Works Board, Lease Revenue:
Various Capital Project	5.250%	10/1/25	4,000,000	4,611,200
Various Capital Project	5.250%	10/1/26	4,385,000	5,034,550
Various Capital Project	5.000%	10/1/27	5,180,000	5,879,766
California State, GO	5.000%	8/1/30	18,000,000	21,022,740
California State, GO:
Bid Group C	5.000%	8/1/33	10,000,000	11,545,100
Various Purpose	5.000%	9/1/35	3,500,000	4,008,095
California Statewide CDA Revenue, John Muir Health	5.000%	7/1/29	6,660,000	7,146,713

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	13

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	$8,935,000	$9,471,457
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.250%	11/15/23	3,975,000	4,590,052
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	7,660,350	(d)
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	1,000,000	1,119,430	(f)
Los Angeles International Airport	5.000%	5/15/36	1,000,000	1,116,120	(f)
Los Angeles, CA, Department of Water & Power Revenue, Power System	5.000%	7/1/38	5,525,000	6,391,320	(g)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	19,900,000	24,829,827
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/27	10,000,000	11,081,000
Northern, CA, Power Agency Revenue	5.000%	7/1/21	1,575,000	1,706,072
Northern, CA, Power Agency Revenue:
Lodi Energy Center	5.000%	6/1/19	2,000,000	2,157,200
Lodi Energy Center	5.000%	6/1/20	2,000,000	2,215,560
Lodi Energy Center	5.000%	6/1/25	15,805,000	17,328,918
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	11,386,400	(d)
River Islands, CA, Public Financing Authority Special Tax:
Community Facilities District No. 2003-1	5.000%	9/1/27	745,000	780,961
Community Facilities District No. 2003-1	5.250%	9/1/34	5,570,000	5,887,880
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/26	4,700,000	5,610,484
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/18	800,000	839,496
Procter & Gamble Project	5.000%	7/1/19	900,000	975,726
Procter & Gamble Project	5.250%	7/1/20	1,250,000	1,403,113
Procter & Gamble Project	5.250%	7/1/21	1,000,000	1,150,320
San Bernardino County, CA, COP:
Arrowhead Project	5.500%	8/1/21	11,855,000	12,955,855
Arrowhead Project	5.000%	8/1/22	8,755,000	9,416,178
Arrowhead Project	5.125%	8/1/24	10,000,000	10,759,800
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	42,250,000	46,040,247
Southern California Public Power Authority, Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	2,310,720
University of California, CA, Revenue	5.000%	5/15/35	6,000,000	6,888,420
Total California				406,750,184

See Notes to Financial Statements.

14	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 4.1%
Base Village Metropolitan District #2 Co., GO	5.500%	12/1/36	$500,000	$505,250
Colorado State Health Facilities Authority Revenue:
Adventist Health System/Sunbelt Obligated Group	5.000%	11/15/23	7,000,000	8,152,830	(b)(c)
Adventist Health System/Sunbelt Obligated Group	5.000%	11/15/26	18,000,000	21,299,580	(b)(c)
Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	12,735,000	13,896,559
Sisters of Charity Leavenworth Health System Inc.	5.000%	1/1/30	13,500,000	14,562,585
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	7,105,000	7,625,796
E-470 Public Highway Authority Revenue, CO	5.375%	9/1/26	3,000,000	3,226,920
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	14,210,000	16,910,753
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.250%	11/15/28	8,000,000	9,792,160
Regional Transportation District, CO, COP	5.000%	6/1/25	10,000,000	11,029,000
Total Colorado				107,001,433
Connecticut — 0.3%
Connecticut State, GO	1.680%	9/15/18	3,000,000	3,010,020	(b)
Connecticut State, GO	1.830%	9/15/19	4,000,000	4,010,920	(b)
Total Connecticut				7,020,940
District of Columbia — 0.3%
Metropolitan Washington DC, Airports Authority System Revenue	5.000%	10/1/35	7,000,000	7,859,600	(f)
Florida — 5.7%
Broward County, FL, Airport System Revenue	5.000%	10/1/24	3,000,000	3,237,210
Broward County, FL, Airport System Revenue	5.375%	10/1/29	12,000,000	13,042,680
Broward County, FL, School Board, COP	5.000%	7/1/27	4,000,000	4,668,920
Broward County, FL, School Board, COP	5.000%	7/1/28	5,500,000	6,367,020
Broward County, FL, School Board, COP	5.000%	7/1/30	5,000,000	5,713,200
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/22	1,860,000	2,054,984
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.000%	6/15/35	1,900,000	1,943,947	(a)
Florida State Development Finance Corp., Senior Living Revenue:
Tuscan Isle Champions Gate Project	6.000%	6/1/30	1,950,000	1,899,710	(a)
Tuscan Isle Obligated Group	7.000%	6/1/35	1,000,000	750,080	(a)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/26	2,000,000	2,276,920
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/27	3,000,000	3,396,240
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	1,000,000	1,126,540
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/25	4,750,000	5,444,687

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	15

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Lee County, FL, Airport Revenue:
AGM	5.000%	10/1/21	$12,245,000	$13,413,908	(f)
AGM	5.000%	10/1/22	8,000,000	8,749,040	(f)
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	4,615,000	5,140,372
Miami International Airport	5.000%	10/1/29	385,000	433,575	(d)
Miami International Airport, AGC	5.500%	10/1/27	3,000,000	3,192,090	(d)(f)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/24	3,000,000	3,541,590
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/25	3,730,000	4,359,960
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/26	1,700,000	1,968,787
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/27	2,350,000	2,704,827
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/28	1,000,000	1,143,210
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/30	2,500,000	2,836,975
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/31	2,750,000	3,097,738
Miami-Dade County, FL, School Board, COP, AGC	5.000%	2/1/24	8,000,000	8,573,280	(d)
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.250%	10/1/21	6,935,000	7,567,957
Orlando Health Inc.	5.250%	10/1/22	7,095,000	7,729,861
Orlando Health Inc.	5.125%	10/1/26	4,050,000	4,385,583
Presbyterian Retirement Communities	5.000%	8/1/36	3,745,000	3,997,750
Palm Beach County, FL, Solid Waste Authority Revenue:
BHAC	5.000%	10/1/25	3,350,000	3,659,506	(d)
BHAC	5.000%	10/1/27	1,155,000	1,261,710	(d)
Improvement, BHAC	5.000%	10/1/24	2,520,000	2,754,108
Improvement, BHAC	5.000%	10/1/24	980,000	1,070,542	(d)
South Broward, FL, Hospital District Revenue	5.000%	5/1/28	5,920,000	6,175,803	(d)
Sterling Hill, FL, Community Development District, Special Assessment Revenue	5.500%	11/1/10	590,000	383,500	*(h)
Total Florida				150,063,810
Georgia — 2.2%
Atlanta & Fulton County, GA, Recreational Authority Revenue:
Zoo, NATL	5.000%	12/1/19	1,770,000	1,818,020
Zoo, NATL	5.000%	12/1/20	1,860,000	1,910,332

See Notes to Financial Statements.

16	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	$5,465,000	$6,128,888	(d)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/24	15,885,000	17,814,710	(d)
Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp. Vogtle Project	7.000%	1/1/23	5,000,000	5,200,800
De Kalb County, GA, Water & Sewer Revenue	5.250%	10/1/26	2,500,000	2,882,000
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	6,000,000	6,597,720
Georgia State Higher EFA Revenue, USG Real Estate Foundation II LLC Project	5.375%	6/15/29	3,000,000	3,246,570
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.250%	9/15/19	1,500,000	1,625,445
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/21	7,110,000	7,863,802
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	2,000,000	2,238,140
Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Project, NATL	5.000%	1/1/19	660,000	662,105
Total Georgia				57,988,532
Illinois — 6.3%
Chicago, IL, GO	5.000%	1/1/25	2,765,000	2,770,060
Chicago, IL, GO	5.500%	1/1/30	3,975,000	4,006,999
Chicago, IL, GO	5.500%	1/1/31	2,000,000	2,011,080
Chicago, IL, GO	5.500%	1/1/32	2,000,000	2,006,060
Chicago, IL, GO	5.500%	1/1/34	3,180,000	3,172,813
Chicago, IL, GO	5.500%	1/1/37	720,000	708,862
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO:
Green Bond	5.000%	12/1/25	1,235,000	1,441,381
Green Bond	5.000%	12/1/26	1,275,000	1,477,508
Green Bond	5.000%	12/1/27	1,360,000	1,564,830
Green Bond	5.000%	12/1/28	1,425,000	1,625,925
Green Bond	5.000%	12/1/30	1,575,000	1,778,632
Green Bond	5.000%	12/1/31	1,650,000	1,854,946
Green Bond	5.000%	12/1/32	1,735,000	1,936,763
Green Bond	5.000%	12/1/33	1,820,000	2,022,530
Green Bond	5.000%	12/1/34	1,910,000	2,114,389
Chicago, IL, O’Hare International Airport Revenue	5.250%	1/1/19	5,625,000	5,989,612	(f)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/22	4,000,000	4,401,280
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/30	6,010,000	6,646,279	(f)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/33	4,500,000	5,018,490
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/33	2,000,000	2,173,480	(f)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	17

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/34	$10,505,000	$11,669,899
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien	5.250%	1/1/36	7,445,000	8,571,726
Senior Lien	5.250%	1/1/37	4,600,000	5,287,930
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/30	1,635,000	1,771,817
Second Lien	5.000%	1/1/31	1,500,000	1,617,135
Second Lien	5.000%	1/1/32	1,000,000	1,073,160
Second Lien	5.000%	1/1/33	1,035,000	1,106,270
Chicago, IL, Waterworks Revenue:
Second Lien Project	5.000%	11/1/30	1,785,000	1,954,254
Second Lien Project	5.000%	11/1/31	2,000,000	2,179,940
Second Lien Project	5.000%	11/1/33	1,500,000	1,624,620
Second Lien Project	5.000%	11/1/34	1,000,000	1,078,980
Illinois State Finance Authority Revenue:
AGM	5.250%	1/1/22	2,000,000	2,088,140	(d)
Edward Hospital, AMBAC	6.000%	2/1/28	1,000,000	1,041,670	(d)
Memorial Health System	5.250%	4/1/29	11,000,000	11,709,170
Rush University Medical Center	6.375%	11/1/29	3,000,000	3,323,310	(d)
Illinois State Sports Facilities Authority Revenue:
State Tax Supported, AGM	5.250%	6/15/30	5,000,000	5,462,200
State Tax Supported, AGM	5.250%	6/15/31	8,000,000	8,697,520
State Tax Supported, AGM	5.250%	6/15/32	9,500,000	10,278,715
Illinois State, GO	5.000%	2/1/26	9,620,000	10,102,250
Illinois State, GO	5.000%	2/1/27	3,880,000	4,063,796
Illinois State, GO	5.000%	2/1/28	3,780,000	3,919,369
Illinois State, GO	5.000%	2/1/29	2,200,000	2,274,052
University of Illinois:
COPS	5.000%	3/15/25	1,250,000	1,418,225
COPS	5.000%	3/15/26	1,800,000	2,026,530
Will County, IL, GO	5.000%	11/15/33	1,500,000	1,696,950
Will County, IL, GO	5.000%	11/15/34	3,260,000	3,672,357
Total Illinois				164,431,904
Indiana — 3.1%
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.375%	1/1/25	4,000,000	4,297,240	(d)
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/26	5,480,000	5,899,001	(d)

See Notes to Financial Statements.

18	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/27	$3,460,000	$3,724,552	(d)
Indiana State Finance Authority Revenue, Trinity Health Credit Group	5.000%	12/1/28	5,000,000	5,487,150
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	12,000,000	12,644,640
Indiana State Health Facilities Financing Authority Revenue:
Ascension Health Credit Group	5.000%	11/15/35	6,000,000	6,749,400
Ascension Health Credit Group	5.000%	11/15/36	4,000,000	4,483,680
Indianapolis, IN, Thermal Energy System Revenue, Multi-Mode, AGC	5.000%	10/1/23	19,625,000	20,782,286	(d)
Jasper County, IN, PCR:
Northern Indiana Public Service, AMBAC	5.700%	7/1/17	5,000,000	5,048,150
Northern Indiana Public Service, NATL	5.850%	4/1/19	3,000,000	3,224,700
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	5.875%	1/1/24	1,350,000	1,517,454	(f)
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	5.250%	1/1/21	8,000,000	8,928,880
Total Indiana				82,787,133
Iowa — 1.3%
Iowa Finance Authority Health Care Facilities Revenue:
Genesis Health Systems	5.000%	7/1/18	2,775,000	2,900,374
Genesis Health Systems	5.000%	7/1/19	4,075,000	4,387,756
Genesis Health Systems	5.000%	7/1/20	2,500,000	2,764,675
Genesis Health Systems	5.000%	7/1/21	4,170,000	4,610,102
Iowa Finance Authority Health Facilities Revenue:
Central Iowa Health System, Assured Guaranty, AGC	5.000%	2/15/18	1,350,000	1,395,576
Central Iowa Health System, Assured Guaranty, AGC	5.000%	2/15/19	1,000,000	1,068,570
Iowa Health System, Assured Guaranty, AGC	5.000%	8/15/17	1,000,000	1,015,100	(i)
Iowa Health System, Assured Guaranty, AGC	5.000%	8/15/18	1,350,000	1,423,184	(i)
Iowa Health System, Assured Guaranty, AGC	5.000%	8/15/19	1,150,000	1,253,109	(i)
Iowa State Special Obligation Revenue	5.000%	6/1/27	4,000,000	4,791,960
Iowa State Special Obligation Revenue	5.000%	6/1/28	5,730,000	6,818,127
Iowa State Special Obligation Revenue	5.000%	6/1/29	2,145,000	2,535,111
Total Iowa				34,963,644
Kansas — 0.1%
Kansas State Development Finance Authority Revenue:
Sisters Leavenwort	5.250%	1/1/25	2,605,000	2,883,162	(d)
Sisters Leavenwort	5.250%	1/1/25	395,000	431,028
Total Kansas				3,314,190

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	19

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — 0.5%
Kentucky State Economic Development Finance Authority Revenue:
Catholic Health Initiatives	2.700%	11/10/21	$11,000,000	$11,094,820	(b)(c)
Owensboro Medical Health System Inc.	5.250%	6/1/23	1,835,000	1,949,247
Total Kentucky				13,044,067
Louisiana — 0.8%
Louisiana State Citizens Property Insurance Corp., Assessment Revenue:
AGC	5.625%	6/1/21	1,830,000	1,928,069	(d)
AGC	5.875%	6/1/23	4,435,000	4,685,356	(d)
Shreveport, LA, Water & Sewer Revenue:
AGM	5.000%	12/1/28	2,440,000	2,815,516
AGM	5.000%	12/1/29	2,000,000	2,291,360
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	10,000,000	10,513,100	(b)(c)
Total Louisiana				22,233,401
Maryland — 1.1%
Maryland State EDC, EDR:
Term Project	5.375%	6/1/25	5,055,000	5,435,793
Transportation Facilities Project	5.125%	6/1/20	4,610,000	4,958,839
Transportation Facilities Project	5.375%	6/1/25	7,500,000	8,064,975
Maryland State EDC, Student Housing Revenue Bonds:
University of Maryland, College Park Project, AGM	4.000%	6/1/26	625,000	692,106
University of Maryland, College Park Project, AGM	5.000%	6/1/27	1,400,000	1,669,626
University of Maryland, College Park Project, AGM	5.000%	6/1/30	1,550,000	1,811,392
University of Maryland, College Park Project, AGM	5.000%	6/1/31	1,000,000	1,161,650
Maryland State Health & Higher EFA Revenue, Washington County Hospital	6.000%	1/1/28	4,000,000	4,147,400	(d)
Total Maryland				27,941,781
Massachusetts — 1.5%
Massachusetts State DFA Revenue	5.000%	7/1/36	3,035,000	3,460,780
Massachusetts State DFA Revenue:
Dana-Farber Cancer Institute	5.000%	12/1/33	4,000,000	4,572,400
Dana-Farber Cancer Institute	5.000%	12/1/34	2,000,000	2,272,000
Umass Boston Student Housing Project	5.000%	10/1/28	2,900,000	3,207,023
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation Inc., AGC	6.000%	11/15/28	1,500,000	1,684,935	(d)
Caregroup Inc.	5.375%	7/1/23	3,500,000	3,689,805	(d)
Caregroup Inc.	5.375%	7/1/24	5,500,000	5,798,265	(d)

See Notes to Financial Statements.

20	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Caregroup Inc.	5.375%	7/1/25	$3,570,000	$3,763,601	(d)
UMass Memorial Health Care Inc.	5.000%	7/1/20	2,500,000	2,722,500
UMass Memorial Medical Center Inc.	5.000%	7/1/19	1,500,000	1,602,435
Massachusetts State Water Resources Authority Revenue, General, Green Bond	4.000%	8/1/36	7,000,000	7,327,180
Total Massachusetts				40,100,924
Michigan — 6.1%
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien	5.000%	7/1/33	7,700,000	8,624,000
Senior Lien	5.000%	7/1/35	4,500,000	4,998,645
Michigan State Building Authority Revenue, Facilities Program, AGM	5.000%	10/15/26	5,000,000	5,441,600
Michigan State Finance Authority Limited Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.250%	7/1/29	7,780,000	8,002,197	(a)
Michigan State Finance Authority Revenue:
Detroit School District	5.500%	6/1/21	10,000,000	10,371,600	(d)
Detroit School District, Q-SBLF	5.000%	5/1/23	2,000,000	2,286,080
Detroit School District, Q-SBLF	5.000%	5/1/24	2,000,000	2,294,300
Detroit School District, Q-SBLF	5.000%	5/1/25	1,500,000	1,727,550
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/33	1,500,000	1,630,650
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/34	700,000	757,876
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/24	11,500,000	13,334,710
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/28	3,660,000	4,194,470
Trinity Health Corp. Obligated Group	5.000%	12/1/27	4,460,000	4,904,439
Trinity Health Corp. Obligated Group	5.000%	12/1/27	40,000	45,159	(d)
Michigan State Hospital Finance Authority Revenue:
McLaren Health Care Corp.	5.625%	5/15/28	23,690,000	24,913,589	(d)
Sparrow Health Obligated Group	5.000%	11/15/19	710,000	727,913	(d)
Sparrow Health Obligated Group	5.000%	11/15/19	290,000	296,795
Michigan State Strategic Fund Ltd. Obligation Revenue:
Events Center Project	4.125%	1/1/19	18,000,000	18,259,200	(b)(c)
Michigan Senate Offices Project	5.000%	10/15/28	1,190,000	1,359,242
Michigan Senate Offices Project	5.000%	10/15/31	1,640,000	1,841,851
Michigan Senate Offices Project	5.000%	10/15/33	1,985,000	2,205,970

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	21

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan Senate Offices Project	5.000%	10/15/35	$1,000,000	$1,102,780
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.000%	9/1/29	2,000,000	2,193,700	(d)
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/17	21,250,000	21,766,800	(f)
Detroit Metropolitan Airport	5.000%	12/1/18	17,000,000	17,923,100	(f)
Total Michigan				161,204,216
Minnesota — 0.2%
Minnesota Agricultural & Economic Development Board Revenue, Essentia Healthcare, AGC	5.000%	2/15/30	4,000,000	4,297,280
Missouri — 0.6%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.750%	8/1/28	9,080,000	9,635,060	(d)
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	5.750%	11/15/36	1,985,000	1,901,630	(a)
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.250%	1/1/19	4,485,000	4,717,009
Total Missouri				16,253,699
Nevada — 0.6%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	13,000,000	14,102,790
Reno, NV, Hospital Revenue, Renown Regional Medical Center Project	5.000%	6/1/17	2,190,000	2,203,731
Total Nevada				16,306,521
New Jersey — 5.3%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue:
AGM	5.000%	11/1/26	1,000,000	1,095,510
AGM	5.000%	11/1/27	1,500,000	1,639,110
AGM	5.000%	11/1/29	1,500,000	1,620,510
AGM	5.000%	11/1/31	1,000,000	1,069,460
New Brunswick, NJ, Parking Authority Revenue, City GTD, BAM	5.000%	9/1/35	2,000,000	2,276,420
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	5.100%	6/1/23	6,075,000	6,609,053	(f)
New Jersey State EDA Revenue	5.250%	6/15/29	11,390,000	11,826,920
New Jersey State EDA Revenue	5.250%	6/15/30	10,685,000	11,058,013
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	8,655,000	8,962,945	(f)
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/30	2,400,000	2,606,016

See Notes to Financial Statements.

22	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/35	$1,750,000	$1,839,723
School Facilities Construction, SIFMA	2.510%	3/1/28	20,000,000	18,454,200	(b)
New Jersey State EDA, Water Facilities Revenue, New Jersey American Water Co.	4.700%	12/1/25	6,750,000	7,258,140	(f)
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	3,000,000	3,372,930	(d)
New Jersey State Health Care Facilities Financing Authority Revenue:
University Hospital, AGM	5.000%	7/1/25	2,350,000	2,720,454
University Hospital, AGM	5.000%	7/1/28	2,000,000	2,266,560
University Hospital, AGM	5.000%	7/1/30	1,200,000	1,344,216
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	11,300,000	11,901,725
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/24	7,000,000	7,516,040
New Jersey State Transportation Trust Fund Authority Revenue, Capital Appreciation Transportation System, NATL	0.000%	12/15/31	22,590,000	11,430,540
New Jersey State Turnpike Authority Revenue	5.000%	1/1/32	9,000,000	10,277,640
New Jersey State Turnpike Authority Revenue	5.000%	1/1/33	10,230,000	11,623,633
Total New Jersey				138,769,758
New Mexico — 1.1%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/21	1,100,000	1,278,937
Farmington, NM, PCR, Arizona Public Service Co.	4.700%	9/1/24	26,000,000	27,795,560
Total New Mexico				29,074,497
New York — 9.9%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.000%	7/15/30	33,640,000	38,047,513	(d)
Long Island, NY, Power Authority Revenue	5.000%	9/1/32	5,820,000	6,624,382
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/51	5,250,000	5,626,372
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/56	7,000,000	7,520,590
MTA, NY, Revenue	5.250%	11/15/22	6,000,000	6,799,260
MTA, NY, Revenue	5.250%	11/15/24	22,995,000	26,031,950
MTA, NY, Revenue	5.000%	11/15/25	5,000,000	5,714,400
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	5.875%	1/1/23	1,136,250	1,153,521
Amsterdam At Harborside	2.000%	1/1/49	96,193	16,353
New York City, NY, Industrial Development Agency Revenue, Queens Baseball Stadium, Pilot, AMBAC	5.000%	1/1/19	1,500,000	1,504,020

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	23

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	5/1/36	$3,700,000	$4,214,485
Future Tax Secured	5.000%	5/1/37	2,750,000	3,127,740
New York City, NY, TFA, Building Aid Revenue:
Fiscal 2015	5.000%	7/15/29	2,500,000	2,900,850
Fiscal 2015	5.000%	7/15/30	4,000,000	4,617,080
New York State Dormitory Authority Revenue, Non-State Supported Debt:
Municipal Health Facility	5.000%	1/15/25	9,150,000	9,410,958
North Shore Long Island Jewish Medical Center	5.000%	5/1/21	2,500,000	2,700,800	(d)
New York State Dormitory Authority, State Personal Income Tax Revenue	5.250%	3/15/33	25,000,000	29,433,500
New York State Thruway Authority General Revenue:
Junior Indebtedness Obligations	5.000%	5/1/19	7,000,000	7,541,240
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/31	1,000,000	1,148,550
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/33	4,500,000	5,113,035
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/34	2,100,000	2,375,814
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/35	250,000	281,823
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/36	2,115,000	2,377,387
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	5.000%	3/15/26	1,800,000	2,085,894
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F Kennedy International Airport Project	5.000%	8/1/26	710,000	746,082	(f)
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/31	3,885,000	4,064,293	(f)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/34	1,000,000	1,091,460	(f)
LaGuardia Airport Terminal B Redevelopment Project, AGM	4.000%	7/1/35	8,000,000	7,979,040	(f)
LaGuardia Airport Terminal B Redevelopment Project, AGM	4.000%	7/1/36	12,560,000	12,492,678	(f)
LaGuardia Airport Terminal B Redevelopment Project, AGM	4.000%	7/1/37	8,000,000	7,933,760	(f)
Port Authority of New York & New Jersey Revenue	5.000%	9/1/27	5,000,000	5,781,650	(f)
Port Authority of New York & New Jersey Revenue	5.000%	9/1/28	5,000,000	5,749,000	(f)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/33	10,000,000	11,527,500
Port Authority of New York & New Jersey Revenue	5.000%	10/15/34	10,000,000	11,478,700
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.000%	12/1/20	4,000,000	4,405,400
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute	5.000%	9/1/30	3,000,000	3,251,490

See Notes to Financial Statements.

24	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Utility Debt Securitization Authority, NY, Revenue:
Restructuring	5.000%	12/15/27	$3,000,000	$3,540,600
Restructuring	5.000%	12/15/30	4,000,000	4,776,840
Total New York				261,186,010
North Carolina — 1.6%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare	5.000%	1/15/26	2,000,000	2,113,600
North Carolina Eastern Municipal Power Agency, Power System Revenue	5.000%	1/1/26	25,250,000	26,986,442	(d)
North Carolina State Turnpike Authority Revenue:
Senior Lien	5.000%	1/1/30	350,000	402,024
Senior Lien, AGM	5.000%	1/1/31	500,000	577,945
North Carolina Turnpike Authority, Triangle Expressway System Revenue:
AGC	5.250%	1/1/25	7,000,000	7,505,190	(d)
AGC	5.375%	1/1/26	4,590,000	4,931,083	(d)
Total North Carolina				42,516,284
Ohio — 0.3%
Hamilton County, OH, Sales Tax Revenue	5.000%	12/1/27	1,250,000	1,526,300
Hamilton County, OH, Sales Tax Revenue	5.000%	12/1/29	4,315,000	5,109,133
Total Ohio				6,635,433
Oklahoma — 0.2%
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/30	900,000	1,028,502
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/32	600,000	677,346
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/33	700,000	786,275
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/34	335,000	374,674
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.250%	11/1/31	1,895,000	1,880,598
Total Oklahoma				4,747,395
Oregon — 0.8%
Lane & Douglas Counties, OR, School District # 28J Fern Ridge, GO:
Convertible Deferred Interest, School Board Guaranty	5.000%	6/15/30	3,170,000	3,712,133	(b)
Convertible Deferred Interest, School Board Guaranty	5.000%	6/15/36	2,000,000	2,283,000	(b)
Multnomah County, OR, School District # 7 Reynolds, GO, Deferred Interest, School Board Guaranty	0.000%	6/15/31	2,000,000	1,141,980
Oregon State Department of Administrative Services, COP	5.000%	5/1/29	2,250,000	2,429,280	(d)
Oregon State Facilities Authority Revenue, Legacy Health System Project	5.250%	5/1/20	5,000,000	5,564,050

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	25

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Oregon State Health & Science University Revenue	5.000%	7/1/35	$4,650,000	$5,282,818
Washington Clackamas & Yamhill Counties, OR, School District #88J, GO, Sherwood, School Board Guaranty	5.000%	6/15/32	1,250,000	1,477,763
Total Oregon				21,891,024
Pennsylvania — 3.4%
Berks County, PA, Municipal Authority Revenue, Reading Hospital Medical Center	2.410%	7/1/22	7,500,000	7,655,175	(b)(c)
Cumberland County, PA, Municipal Authority Revenue:
Diakon Lutheran Social Ministries Project	5.000%	1/1/25	2,000,000	2,220,340
Diakon Lutheran Social Ministries Project	5.000%	1/1/26	2,500,000	2,745,075
Diakon Lutheran Social Ministries Project	5.000%	1/1/27	1,000,000	1,092,360
Luzerne County, PA, GO, AGM	5.000%	11/15/29	3,000,000	3,306,180
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.000%	6/1/25	11,000,000	11,884,180	(d)
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	5,755,000	6,441,054	(d)
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center	5.000%	5/15/31	9,200,000	9,961,668
Pennsylvania State Turnpike Commission Revenue	1.890%	12/1/21	11,000,000	11,053,240	(b)
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/31	6,750,000	7,576,605
Philadelphia, PA, Airport Revenue	5.000%	6/15/33	6,625,000	7,327,316	(f)
Philadelphia, PA, Airport Revenue	5.000%	6/15/34	6,955,000	7,650,709	(f)
Philadelphia, PA, Gas Works Revenue:
1998 General Ordinance	5.000%	10/1/28	1,000,000	1,134,910
1998 General Ordinance	5.000%	10/1/29	1,000,000	1,126,240
1998 General Ordinance	5.000%	10/1/30	500,000	559,680
Philadelphia, PA, School District, GO	5.000%	9/1/28	2,285,000	2,515,168
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/31	1,380,000	1,531,579
Philadelphia School District Project, AGM	5.000%	6/1/33	4,150,000	4,552,674
Total Pennsylvania				90,334,153
Rhode Island — 0.3%
Providence, RI, Public Building Authority, General Revenue, NATL	5.375%	12/15/21	230,000	230,423
Rhode Island Health & Educational Building Corp. Revenue:
Hospital Financing-Lifespan Obligated Group	5.000%	5/15/28	2,500,000	2,786,175
Hospital Financing-Lifespan Obligated Group	5.000%	5/15/29	2,000,000	2,210,880
Hospital Financing-Lifespan Obligated Group	5.000%	5/15/30	1,570,000	1,721,490
Total Rhode Island				6,948,968

See Notes to Financial Statements.

26	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — 0.3%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/29	$3,500,000	$4,022,060
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/30	2,250,000	2,575,080
South Carolina Jobs, EDA, Hospital Revenue, Anmed Health, AGC	5.000%	2/1/22	2,355,000	2,514,905	(d)
Total South Carolina				9,112,045
Tennessee — 4.4%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/17	2,000,000	2,053,920
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/19	2,960,000	3,175,636	(f)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/20	6,390,000	6,962,927	(f)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/21	4,795,000	5,321,011	(f)
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/19	8,260,000	8,948,141
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	31,000,000	34,365,050
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	15,000,000	17,292,900
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/24	25,000,000	28,343,250
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	6,885,000	7,990,938
Tennessee Housing Development Agency Revenue	5.000%	7/1/23	1,650,000	1,663,266	(f)
Total Tennessee				116,117,039
Texas — 12.4%
Austin, TX, Airport Systems Revenue	5.000%	11/15/26	1,000,000	1,154,280	(f)
Austin, TX, Airport Systems Revenue	5.000%	11/15/28	1,500,000	1,700,565	(f)
Austin, TX, Airport Systems Revenue	5.000%	11/15/29	3,000,000	3,385,890	(f)
Austin, TX, Airport Systems Revenue	5.000%	11/15/30	2,730,000	3,067,373	(f)
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Idea Public Schools	5.000%	8/15/24	230,000	261,800
Idea Public Schools	5.000%	8/15/25	430,000	490,776
Idea Public Schools	5.000%	8/15/27	1,030,000	1,157,627
Idea Public Schools	5.000%	8/15/28	470,000	527,439
Dallas, TX, Area Rapid Transit Sales Tax Revenue	5.000%	12/1/34	7,500,000	8,592,600
Dallas, TX, Area Rapid Transit Sales Tax Revenue	5.000%	12/1/35	5,000,000	5,708,000
Dallas, TX, Area Rapid Transit Sales Tax Revenue	5.000%	12/1/36	4,250,000	4,837,988
El Paso, TX, Water & Sewer Revenue:
Improvement	5.000%	3/1/33	525,000	601,650
Improvement	5.000%	3/1/37	2,705,000	3,061,708
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/22	2,055,000	2,232,490
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/26	2,000,000	2,124,760
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	3,000,000	3,062,940	(f)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	27

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Memorial Hermann Healthcare System	1.510%	6/1/18	$1,000,000	$1,000,010	(b)
Memorial Hermann Healthcare System	1.610%	6/1/19	2,250,000	2,252,340	(b)
Memorial Hermann Healthcare System	1.660%	6/1/20	2,000,000	2,006,560	(b)
Memorial Hermann Healthcare System	1.740%	6/1/21	3,710,000	3,722,874	(b)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.375%	11/15/28	11,000,000	11,763,400	(d)
Harris County, TX, GO, Capital Appreciation, Refunding, Permanent Improvement, NATL	0.000%	10/1/17	1,000,000	995,810
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, AGM	5.000%	11/15/25	9,000,000	10,516,410
Harris County, TX, Industrial Development Corp., Solid Waste Disposal Revenue, Deer Park Refining Project	4.700%	5/1/18	46,250,000	47,837,762
Houston, TX, Airport Systems Revenue:
Senior Lien	5.000%	7/1/26	8,215,000	8,591,329
Senior Lien	5.125%	7/1/27	11,180,000	11,707,920
Houston, TX, Utility System Revenue:
Combined First Lien	5.000%	5/15/27	5,000,000	5,799,000
Combined First Lien	5.000%	5/15/28	5,000,000	5,767,350
Limestone County, TX, Public Facility Corp. Revenue, County Jail Project	5.000%	11/1/19	1,110,000	1,111,521
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/31	1,250,000	1,420,975	(f)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/20	3,700,000	4,090,905	(f)
Southwest Airlines Co. Project	5.000%	11/1/21	8,780,000	9,857,921	(f)
Southwest Airlines Co. Project	5.000%	11/1/22	2,205,000	2,502,300	(f)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue, Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/31	250,000	278,328
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, NCCD-College Station Properties LLC	5.000%	7/1/30	7,000,000	7,618,380
North Forest, TX, ISD, ACA, GO	6.500%	8/15/17	1,230,000	1,254,981	(i)
North Texas Tollway Authority Revenue	5.000%	1/1/32	2,500,000	2,854,900
North Texas Tollway Authority Revenue	5.000%	1/1/34	17,310,000	19,417,493
North Texas Tollway Authority Revenue:
System Second Tier	5.000%	1/1/31	4,000,000	4,492,440
System-First Tier, NATL	5.125%	1/1/28	15,785,000	16,271,178	(d)

See Notes to Financial Statements.

28	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
System-First Tier, NATL	5.125%	1/1/28	$2,215,000	$2,274,561
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.500%	8/1/21	2,000,000	2,226,060
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	13,000,000	13,338,650
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/27	2,000,000	2,388,120
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/28	2,000,000	2,372,360
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/29	2,345,000	2,763,254
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	2,015,000	2,045,950
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	3,840,932
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	26,770,000	31,687,381
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/18	4,000,000	4,245,760
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/19	5,000,000	5,452,000
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/20	5,750,000	6,404,695
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/31	10,000,000	11,102,600
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/32	10,000,000	11,047,500
Total Texas				326,289,796
U.S. Virgin Islands — 0.4%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.000%	10/1/25	3,560,000	2,856,900
Matching Fund Loan	6.625%	10/1/29	5,000,000	4,150,000
Matching Fund Loan	6.750%	10/1/37	3,140,000	2,519,850
Matching Fund Loan	6.000%	10/1/39	750,000	568,125
Total U.S. Virgin Islands				10,094,875
Utah — 0.3%
Salt Lake City, UT, Airport Revenue	5.000%	7/1/34	3,000,000	3,398,100	(f)
Salt Lake City, UT, Airport Revenue	5.000%	7/1/35	2,100,000	2,370,921	(f)
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	1,285,000	1,407,036
Total Utah				7,176,057
Vermont — 0.2%
Vermont State Student Assistance Corp., Education Loan Revenue, Vermont Student Assistance Corporation	2.593%	6/1/22	5,688,663	5,692,645	(b)(f)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	29

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 1.6%
Hampton Roads, VA, Sanitation District Wastewater Revenue	5.000%	8/1/33	$15,000,000	$17,502,900
Pittsylvania County, VA, GO	5.600%	2/1/25	1,330,000	1,439,672	(d)
Virginia State Resources Authority Infrastructure Revenue, Senior, Pooled Financing Program	5.000%	11/1/19	1,175,000	1,202,425	(d)
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/24	1,760,000	1,903,651	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/24	2,900,000	3,132,377	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/25	3,875,000	4,202,941	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/26	3,290,000	3,548,693	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/26	4,700,000	5,067,211	(f)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.250%	7/1/19	2,610,000	2,794,370
Total Virginia				40,794,240
Washington — 2.4%
Energy Northwest, WA, Electric Revenue	5.000%	7/1/27	8,500,000	10,114,915
Energy Northwest, WA, Electric Revenue	5.000%	7/1/28	10,000,000	11,834,300
Energy Northwest, WA, Electric Revenue, Columbia Generating System	5.000%	7/1/29	5,000,000	5,880,550
King County, WA, Public Hospital District, GO	5.250%	12/1/28	6,725,000	7,056,475	(d)
Port of Seattle, WA, Revenue	5.000%	9/1/24	2,300,000	2,593,687	(f)
Port of Seattle, WA, Revenue, Inter Lien	5.000%	2/1/29	1,500,000	1,762,725
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	6.750%	7/1/29	7,080,000	7,931,866	(d)
Multicare Health System, AGC	5.750%	8/15/29	3,000,000	3,317,520	(d)
Washington State HFC Revenue, Heron’s Key	5.500%	1/1/24	11,375,000	11,373,976	(a)
Total Washington				61,866,014
West Virginia — 0.8%
West Virginia Higher Education Policy Commission Revenue, Higher Education Facilities	5.000%	4/1/26	6,440,000	7,048,838
West Virginia State Hospital Finance Authority Revenue:
AGM	5.375%	6/1/28	6,000,000	6,421,620	(d)
United Health Systems	5.250%	6/1/29	5,785,000	6,287,138	(d)
Total West Virginia				19,757,596
Wisconsin — 1.2%
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/31	2,510,000	2,865,993
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/32	2,000,000	2,274,920
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/33	2,000,000	2,263,320
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/34	2,000,000	2,254,680

See Notes to Financial Statements.

30	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Milwaukee County, WI, Airport Revenue	4.000%	12/1/21	$1,700,000	$1,782,059	(f)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/22	1,345,000	1,446,279	(f)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/23	1,000,000	1,075,300	(f)
Public Finance Authority, WI, Revenue, Bancroft Neurohealth Project	5.000%	6/1/36	1,500,000	1,449,660	(a)
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	9,055,000	9,820,510
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	945,000	1,026,516	(d)
Wisconsin State HEFA Revenue, Children’s Hospital	5.500%	8/15/29	5,950,000	6,506,979
Total Wisconsin				32,766,216
Wyoming — 0.6%
Sweetwater County, WY, PCR, Idaho Power Co. Project	5.250%	7/15/26	14,000,000	15,187,340
Total Municipal Bonds (Cost — $2,485,462,400)				2,591,246,734
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates:
M012 A1A1	1.600%	8/15/51	8,000,000	7,676,784	(j)
M012 A1A2	1.600%	8/15/51	4,500,000	4,318,191
Total Collateralized Mortgage Obligations (Cost — $12,500,000)				11,994,975

			Shares
Statutory Trust Certificates — 0.0%
CMS Liquidating Trust (Cost — $989,420)			200	459,592	*(j)(k)
Total Investments before Short-Term Investments (Cost — $2,498,951,820)				2,603,701,301

			Face Amount
Short-Term Investments — 0.1%
Municipal Bonds — 0.1%
New York — 0.1%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	1.020%	6/15/32	$1,600,000	1,600,000	(l)(m)
New York City, NY, TFA Revenue, Future Tax Secured, SPA-Dexia Credit Local	1.030%	8/1/22	545,000	545,000	(l)(m)
Total Municipal Bonds (Cost — $2,145,000)				2,145,000

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	31

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Shares	Value
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $90,542)	0.634%	90,542	$90,542
Total Short-Term Investments (Cost — $2,235,542)			2,235,542
Total Investments — 99.1% (Cost — $2,501,187,362#)			2,605,936,843
Other Assets in Excess of Liabilities — 0.9%			24,047,822
Total Net Assets — 100.0%			$2,629,984,665

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Maturity date shown represents the mandatory tender date.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(g)	Security is purchased on a when-issued basis.

(h)	The maturity principal is currently in default as of March 31, 2017.

(i)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(j)	Security is valued using significant unobservable inputs.

(k)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(l)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(m)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $2,498,294,769.

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAM	— Build America Mutual — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue

See Notes to Financial Statements.

32	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Western Asset Intermediate-Term Municipals Fund

Abbreviations used in this schedule: (cont’d)
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
ISD	— Independent School District
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Q-SBLF	— Qualified School Board Loan Fund
SCAGO	— South Carolina Association of Governmental Organizations
SIFMA	— Securities Industry and Financial Markets Association
SPA	—Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.5%
AA/Aa	40.2
A	37.8
BBB/Baa	10.9
BB/Ba	1.7
B/B	0.5
A-1/VMIG 1	0.1
NR***	3.3
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	33

Schedule of investments (cont’d)

March 31, 2017

Western Asset Intermediate-Term Municipals Fund

At March 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
U.S. Treasury Long-Term Bonds	436	6/17	$65,708,784	$65,767,875	$59,091

See Notes to Financial Statements.

34	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Statement of assets and liabilities

March 31, 2017

Assets:
Investments, at value (Cost — $2,501,187,362)	$2,605,936,843
Interest receivable	34,414,485
Receivable for Fund shares sold	6,434,693
Receivable for securities sold	1,523,331
Receivable from broker — variation margin on open futures contracts	136,250
Prepaid expenses	113,062
Other assets	458
Total Assets	2,648,559,122

Liabilities:
Payable for Fund shares repurchased	9,500,766
Payable for securities purchased	6,247,670
Investment management fee payable	1,052,929
Service and/or distribution fees payable	544,586
Distributions payable	354,032
Trustees’ fees payable	9,910
Accrued expenses	864,564
Total Liabilities	18,574,457
Total Net Assets	$2,629,984,665

Net Assets:
Par value (Note 7)	$4,123
Paid-in capital in excess of par value	2,664,639,246
Undistributed net investment income	1,238,599
Accumulated net realized loss on investments and futures contracts	(140,705,875)
Net unrealized appreciation on investments and futures contracts	104,808,572
Total Net Assets	$2,629,984,665

Net Assets:
Class A	$638,201,446
Class C	$647,711,723
Class I	$1,344,071,496

Shares Outstanding:
Class A	100,090,271
Class C	101,447,357
Class I	210,796,895

Net Asset Value:
Class A (and redemption price)	$6.38
Class C (and redemption price)	$6.38
Class I (and redemption price)	$6.38
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.53

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	35

Statement of operations

For the Year Ended March 31, 2017

Investment Income:
Interest	$107,047,269

Expenses:
Investment management fee (Note 2)	13,822,434
Service and/or distribution fees (Notes 2 and 5)	7,327,953
Transfer agent fees (Note 5)	2,045,260
Fund accounting fees	213,825
Registration fees	144,238
Legal fees	130,551
Audit and tax fees	63,439
Trustees’ fees	60,350
Shareholder reports	52,712
Insurance	35,681
Commitment fees (Note 8)	31,819
Custody fees	17,062
Miscellaneous expenses	54,933
Total Expenses	24,000,257
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(331,954)
Net Expenses	23,668,303
Net Investment Income	83,378,966

Realized and Unrealized Loss on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,952,322)
Futures contracts	(1,600,271)
Net Realized Loss	(4,552,593)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(100,727,105)
Futures contracts	(13,852)
Change in Net Unrealized Appreciation (Depreciation)	(100,740,957)
Net Loss on Investments and Futures Contracts	(105,293,550)
Decrease in Net Assets From Operations	$(21,914,584)

See Notes to Financial Statements.

36	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended March 31,	2017	2016

Operations:
Net investment income	$83,378,966	$79,295,784
Net realized loss	(4,552,593)	(8,140,823)
Change in net unrealized appreciation (depreciation)	(100,740,957)	3,129,745
Increase (Decrease) in Net Assets From Operations	(21,914,584)	74,284,706

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(82,860,220)	(78,739,973)
Decrease in Net Assets From Distributions to Shareholders	(82,860,220)	(78,739,973)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,483,029,526	726,561,167
Reinvestment of distributions	78,683,289	74,216,632
Cost of shares repurchased	(1,504,636,937)	(693,941,653)
Increase in Net Assets From Fund Share Transactions	57,075,878	106,836,146
Increase (Decrease) in Net Assets	(47,698,926)	102,380,879

Net Assets:
Beginning of year	2,677,683,591	2,575,302,712
End of year*	$2,629,984,665	$2,677,683,591
*Includes undistributed net investment income of:	$1,238,599	$1,024,678

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	37

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.61	$6.63	$6.49	$6.80	$6.65

Income (loss) from operations:
Net investment income	0.20	0.21	0.21	0.22	0.21
Net realized and unrealized gain (loss)	(0.23)	(0.02)	0.13	(0.31)	0.15
Total income (loss) from operations	(0.03)	0.19	0.34	(0.09)	0.36

Less distributions from:
Net investment income	(0.20)	(0.21)	(0.20)	(0.22)	(0.21)
Total distributions	(0.20)	(0.21)	(0.20)	(0.22)	(0.21)

Net asset value, end of year	$6.38	$6.61	$6.63	$6.49	$6.80
Total return[2]	(0.43)%	2.88%	5.37%	(1.32)%	5.52%

Net assets, end of year (millions)	$638	$1,331	$1,324	$1,203	$1,521

Ratios to average net assets:
Gross expenses	0.75%	0.74%	0.75%	0.75%	0.73%
Net expenses	0.75 [3]	0.74	0.75	0.75	0.73
Net investment income	3.12	3.17	3.11	3.38	3.16

Portfolio turnover rate	17%	8%	7%	9%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.62	$6.64	$6.50	$6.81	$6.66

Income (loss) from operations:
Net investment income	0.17	0.17	0.17	0.18	0.17
Net realized and unrealized gain (loss)	(0.24)	(0.02)	0.14	(0.31)	0.15
Total income (loss) from operations	(0.07)	0.15	0.31	(0.13)	0.32

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.17)	(0.18)	(0.17)
Total distributions	(0.17)	(0.17)	(0.17)	(0.18)	(0.17)

Net asset value, end of year	$6.38	$6.62	$6.64	$6.50	$6.81
Total return[2]	(0.99)%	2.29%	4.77%	(1.88)%	4.90%

Net assets, end of year (millions)	$648	$714	$730	$727	$1,075

Ratios to average net assets:
Gross expenses	1.32%	1.32%	1.32%	1.33%	1.31%
Net expenses	1.32 [3]	1.32	1.32	1.33	1.31
Net investment income	2.55	2.59	2.54	2.79	2.57

Portfolio turnover rate	17%	8%	7%	9%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$6.61	$6.62	$6.49	$6.80	$6.66

Income (loss) from operations:
Net investment income	0.21	0.22	0.22	0.23	0.23
Net realized and unrealized gain (loss)	(0.23)	(0.01)	0.12	(0.31)	0.14
Total income (loss) from operations	(0.02)	0.21	0.34	(0.08)	0.37

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.21)	(0.23)	(0.23)
Total distributions	(0.21)	(0.22)	(0.21)	(0.23)	(0.23)

Net asset value, end of year	$6.38	$6.61	$6.62	$6.49	$6.80
Total return[2]	(0.28)%	3.18%	5.37%	(1.17)%	5.54%

Net assets, end of year (000s)	$1,344,071	$631,998	$520,803	$401,067	$503,867

Ratios to average net assets:
Gross expenses	0.64%	0.65%	0.62%	0.71%	0.58%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.55
Net investment income	3.28	3.31	3.26	3.53	3.34

Portfolio turnover rate	17%	8%	7%	9%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate-Term Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

42	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$2,591,246,734	—	$2,591,246,734
Collateralized mortgage obligations	—	4,318,191	$7,676,784	11,994,975
Statutory trust certificates	—	—	459,592	459,592
Total long-term investments	—	$2,595,564,925	$8,136,376	$2,603,701,301
Short-term investments†:
Municipal bonds	—	2,145,000	—	2,145,000
Money market funds	$90,542	—	—	90,542
Total short-term investments	90,542	2,145,000	—	2,235,542
Total investments	$90,542	$2,597,709,925	$8,136,376	$2,605,936,843
Other financial instruments:
Futures contracts	59,091	—	—	59,091
Total	$149,633	$2,597,709,925	$8,136,376	$2,605,995,934

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

44	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(304,825)	$304,825

(a)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended March 31, 2017, fees waived and/or expenses reimbursed amounted to $331,954.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C shares acquired from another Legg Mason Partners Fund subject to CDSC remain subject to the original fund’s CDSC while held in the Fund.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

For the year ended March 31, 2017, LMIS and its affiliates retained sales charges of $99,720 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$23,413	$604

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of March 31, 2017, the Fund had no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended March 31, 2017, such purchase and sale transactions (excluding accrued interest) were $474,640,000 and $476,206,380, respectively, with a net realized loss of $516,371.

3. Investments

During the year ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$519,353,408
Sales	448,144,534

At March 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$131,488,312
Gross unrealized depreciation	(23,846,238)
Net unrealized appreciation	$107,642,074

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2017.

46	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$59,091

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,600,271)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(13,852)

During the year ended March 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$25,330,971
Futures contracts (to sell)†	26,977,543

†	At March 31, 2017, there are no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at March 31, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$136,250	—	$136,250

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,966,326	*	$901,063
Class C	5,361,627	*	293,131
Class I	—		851,066
Total	$7,327,953		$2,045,260

*	Amounts shown are exclusive of expense reimbursements. For the year ended March 31, 2017, the service and/or distribution fees reimbursed amounted to $18 and $29 for Class A and Class C shares, respectively.

For the year ended March 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$18
Class C	29
Class I	331,907
Total	$331,954

6. Distributions to shareholders by class

	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Investment Income:
Class A	$40,651,512	$42,111,603
Class C	18,084,595	18,119,824
Class I	24,124,113	18,508,546
Total	$82,860,220	$78,739,973

7. Shares of beneficial interest

At March 31, 2017, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

48	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Transactions in shares of each class were as follows:

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	48,963,264	$320,309,977	43,903,334	$288,756,875
Shares issued on reinvestment	5,927,864	38,685,507	6,107,556	40,129,958
Shares repurchased	(156,143,848)	(1,000,657,472)	(48,572,858)	(319,295,128)
Net increase (decrease)	(101,252,720)	$(641,661,988)	1,438,032	$9,591,705

Class C
Shares sold	25,328,990	$166,888,540	21,157,287	$139,344,854
Shares issued on reinvestment	2,666,445	17,420,990	2,644,666	17,399,972
Shares repurchased	(34,405,949)	(223,631,187)	(25,974,743)	(170,913,041)
Net decrease	(6,410,514)	$(39,321,657)	(2,172,790)	$(14,168,215)

Class I
Shares sold	155,097,269	$995,831,009	45,424,758	$298,459,438
Shares issued on reinvestment	3,466,381	22,576,792	2,539,226	16,686,702
Shares repurchased	(43,342,487)	(280,348,278)	(31,000,979)	(203,733,484)
Net increase	115,221,163	$738,059,523	16,963,005	$111,412,656

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended March 31, 2017, the Fund incurred a commitment fee in the amount of $31,819. The Fund did not utilize the Redemption Facility during the year ended March 31, 2017.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2017	2016
Distributions paid from:
Tax-exempt income	$82,684,764	$78,577,331
Ordinary income	175,456	162,642
Total distributions paid	$82,860,220	$78,739,973

As of March 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,320,701
Deferred capital losses*	(75,726,875)
Capital loss carryforward**	(67,812,502)
Other book/tax temporary differences(a)	(141,193)
Unrealized appreciation (depreciation)(b)	107,701,165
Total accumulated earnings (losses) — net	$(34,658,704)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of March 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2018	$(20,981,898)
3/31/2019	(46,830,604)
$(67,812,502)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book & tax accretion methods for market discount on fixed income securities, and book/tax differences in the treatment of partnership investments..

50	Western Asset Intermediate-Term Municipals Fund 2017 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Intermediate-Term Municipals Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Intermediate-Term Municipals Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 19, 2017

Western Asset Intermediate-Term Municipals Fund 2017 Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2016, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and Sub-Advisory

52	Western Asset Intermediate-Term Municipals Fund

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

Western Asset Intermediate-Term Municipals Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate municipal debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2016 was below the median and its performance for the 5- and 10-year periods ended June 30, 2016 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

54	Western Asset Intermediate-Term Municipals Fund

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate municipal debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were each above the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2018.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Western Asset Intermediate-Term Municipals Fund	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

56	Western Asset Intermediate-Term Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Intermediate-Term Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Western Asset Intermediate-Term Municipals Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

58	Western Asset Intermediate-Term Municipals Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Western Asset Intermediate-Term Municipals Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	144
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

60	Western Asset Intermediate-Term Municipals Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Intermediate-Term Municipals Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

62	Western Asset Intermediate-Term Municipals Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2017:

Record date:	Daily	Daily		Daily	Daily
Payable date:	April 2016 through September 2016	10/31/2016		November 2016 through February 2017	3/31/2017
Tax-exempt interest	100.00%	97.91%		100.00%	99.74%
Ordinary income	—	2.09	%*	—	0.26	%*

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Intermediate-Term Municipals Fund	63

Western Asset

Intermediate-Term Municipals Fund

Trustees

Elliott J. Berv

Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/17 SR17-3041

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2016 and March 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,540 in 2016 and $159,745 in 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,260 in 2016 and $15,580 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2017.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
Jane F. Dasher
Mark T. Finn
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 25, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 25, 2017